FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 2, 2007
                                                   -----------------------------

                                Tower Group, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                      000-50990                  13-3894120
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(State or other jurisdiction    Commission File Number:        (IRS Employer
    or incorporation)                                        Identification No.)


        120 Broadway, 31st Floor, New York, NY                   10271
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       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code     (212) 655-2000
                                                       -------------------------


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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))

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Item 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information , including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 - Results of Operations and Financial Condition on Form 8-K.

On August 2, 2007 Tower Group, Inc. issued a press release announcing its results of operations for the second quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 2.02 as if fully set forth herein.


Item 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

                The following exhibits are filed as part of this report.


Number          Description
---------------------------
99.1    Copy of press release issued by Tower Group, Inc. dated August 2, 2007.



This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Tower Group, Inc.
                                        ----------------------------------------
                                                  (Registrant)

Date: August 2, 2007
      --------------                    /s/ Stephen L. Kibblehouse
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                                                  (Signature)
                                        Stephen L. Kibblehouse
                                        Senior Vice President & General Counsel